SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K-A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 3, 2004

                       HUMANA TRANS SERVICES HOLDING CORP.
             (Exact name of registrant as specified in its charter)

      Delaware                      000-30734                   11-3255619
(State of Incorporation)      (Commission File Number)        (IRS Employer
                                                             Identification #)

              7466 New Ridge Road, Suite 7, Hanover, Maryland 21076
              -----------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (410) 855-8758
              -----------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 4.01   Changes in Registrant's Certifying Accountant

      (a) On November 3, 2004, the Registrant notified its Independent Auditor, Livingston Wachtell & Co., LLP, 29 Broadway, 25th Floor, New York, New York 10006 (212) 480-0200, that it was being replaced as the Independent Auditor of the Registrant, by Lazar, Levine & Felix, LLP, effective immediately. The Board of Directors previously approved this action sometime in October 2003.

      On November 3, 2004, the management of the Registrant engaged Lazar, Levine & Felix, LLP, located at 350 Fifth Avenue, New York, NY, Telephone (212) 736-1900, as its independent auditors to audit its financial statements for the fiscal year ended September 30, 2004. The decision to retain Lazar, Levine & Felix, LLP was approved by the Registrant's Board of Directors.

      During the period of their engagement through November 3, 2004, there were no disagreements between Livingston Wachtell & Co., LLP and the Registrant. Livingston Wachtell & Co., LLP issued reports on Registrant's financial statements for the fiscal quarter ended June 30, 2004, and neither contained an adverse opinion or disclaimer of opinion. However, Livingston Wachtell & Co., LLP's report for the fiscal quarter ended June 30, 2003, was modified as to the uncertainty of a going concern.

      During the period of their engagement through June 30, 2004, there were no disagreements between Livingston Wachtell & Co., LLP, and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Livingston Wachtell & Co., LLP, would have caused them to make reference to the subject matter of the disagreement in connection with its reports on the Registrant's financial statements.

      The Registrant has furnished Livingston Wachtell & Co., LLP with a copy of this report and has requested them to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the resignation letter is attached as Exhibit 16 to this Form 8-K-A by amendment.

      During the tenure of Livingston Wachtell & Co., LLP and Aaron Stein, C.P.A., who issued reports on Registrant's financial statements up to September 30, 2003 and September 30, 2002, there were no disagreements between the Company and their Independent Auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Livingston Wachtell & Co., LLP or Aaron Stein, C.P.A., would have caused them to make reference to the subject matter of the disagreement in connection with its reports on the Registrant's financial statements, that neither contained an adverse opinion or disclaimer of opinion however, Aaron Stein, C.P.A.'s report for the year ended September 30, 2002 and September 30, 2003, and the fiscal quarters ended December 31, 2003 and March 31, 2004, and Livingston Wachtell & Co., LLP for the fiscal quarter ended June 30, 2004 was modified as to the uncertainty of a going concern.

      (b) Effective November 3, 2004, Lazar, Levine & Felix, LLP., has been retained as independent auditor of Humana Trans Services Holding Corp., the Registrant, and was retained as independent auditor of the registrant for the fiscal year ending September 30, 2004. Prior to the engagement, Registrant did not consult with Lazar, Levine & Felix, LLP, regarding the application of accounting principles to a specified transaction, or the type of audit opinion that may be rendered with respect to the Registrant's financial statements, as well did not consult with Lazar, Levine & Felix, LLP, as to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the small business issuer's financial statements and either written or oral advice was provided that was an important factor considered by the small business issuer in reaching a decision as to the accounting, auditing or financial reporting issue.

Item 9.   Financial Statements And Exhibits

      (c) Exhibits

          Exhibit 16.   Letter from Certifying Accountant


SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

         By: /s/ John Daly
         -----------------
         John Daly
         President

Date:  May 3, 2005